UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 14, 2005

                            Denny's Corporation
                            -------------------
            (Exact name of registrant as specified in its charter)

 Delaware                        0-18051                       13-3487402
 --------                        -------                       ----------
(State or other              (Commission File                 (IRS Employer
 jurisdiction of                   Number)                 Identification No.)
 incorporation)


 203 East Main Street, Spartanburg, SC                         29319-0001
 -------------------------------------                         ----------
 (Address of Principal Executive Offices)                      (Zip Code)


      Registrant's telephone number, including area code (864) 597-8000


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


                              --------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 17, 2005, Denny's Corporation issued a press release announcing financial results for the fourth quarter and year ended December 29, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.


Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) This filing describes certain adjustments which Denny's Corporation, Inc. (the "Company") has determined to make in the course of restating certain of its prior period financial statements. These adjustments were not attributable to any material noncompliance with any financial reporting requirements under securities laws by any employee, officer, or director of the Company as a result of any misconduct. The restatement has no impact on the Company's previously reported cash flows, revenue or same-store sales, or on the Company's compliance with covenants under its current credit facilities or other debt instruments.

Historically, when accounting for leases with renewal terms, the Company has consistently followed the practice of using the initial lease term for determining whether a lease was a capital lease or operating lease and for calculating straight-line rent. Leased buildings and leasehold improvements on leased properties have been depreciated over a period that included both the initial non-cancelable term of the lease and additional option periods provided for in the lease, or the useful lives of the assets, if shorter.

The Company believed that this accounting treatment was permitted under generally accepted accounting principles ("GAAP") and that such treatment was consistent with the practices of other public companies. Following a review of its lease accounting treatment and relevant accounting literature in consultation with KPMG LLP, its current independent registered public accounting firm, the Company determined that it should: i) conform the depreciable lives for buildings on leased land and other leasehold improvements to the shorter of the economic life of the asset or the lease term used for determining the capital versus operating lease classification and calculating straight-line rent, and ii) include option periods in the depreciable lives assigned to leased buildings and leasehold improvements only in instances in the which the exercise of the option period can be reasonably assured (the "Accounting Treatment").

On February 14, 2005, the Audit and Finance Committee of the Company's Board of Directors, its senior management and its current independent auditors met to discuss the results of the Company's review of its accounting policies, the analysis of its records and the authoritative accounting literature with respect to the treatment of lease accounting and leasehold depreciation and the other matters discussed in this Current Report on Form 8-K. At that meeting, it was determined that the Company's accounting treatment for leasehold improvements should be corrected in accordance with the Accounting Treatment and that the correction should be presented through the restatement of previously issued financial statements for the Company's 2003 and 2002 fiscal years. As a result, the Audit and Finance Committee concluded at that time that the previously issued financial statements covering these periods should no longer be relied upon to the extent of the resulting restatement as further described herein.

The application of the Accounting Treatment resulted in the acceleration of depreciation for certain leasehold improvements. The cumulative balance sheet effect of the restatement related to the Accounting Treatment was an increase in accumulated depreciation of $3.2 million as of December 31, 2003 relating to fiscal years 1998 through 2003. Of this amount, $0.9 million and $0.7 million was recorded as additional depreciation and amortization expense for fiscal years 2003 and 2002, respectively.

The Company also determined it was appropriate to record additional adjustments related to fiscal years 1998 through 2003 which previously were deemed immaterial. The cumulative balance sheet effects of these adjustments as of December 31, 2003 consist of a decrease in goodwill of $0.2 million, an increase in other long-term assets of $0.9 million, an increase in liability for insurance claims of $1.3 million, and an increase in other noncurrent liabilities and deferred credits of $2.0 million. Of these amounts, $1.3 million was recorded as additional payroll and benefits expense for the year ended December 31, 2003, and $0.3 million was recorded as additional costs of franchise and license revenue for the year ended December 25, 2002.

The impact of the restatement in the fourth quarter of 2003 is to increase the net loss by $2.2 million. The effect of the restatement to all other previously reported interim periods of 2003 and 2004 is not material.

The adjustments noted above are subject to change as the Company's current and former independent registered public accounting firms complete their review of these matters. The Company will amend prior period financial statements through the filing of its Form 10-K with the Securities and Exchange Commission for fiscal year 2004.

The following schedules reflect the adjustments described above:

                      DENNY'S CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED BALANCE SHEET AS RESTATED
                                December 31, 2003
                                 (In thousands)
                                   (Unaudited)


                                                                                  As Reported     Adjustments     Restated
                                                                                  ------------    ------------  ------------

                                     ASSETS
Current Assets:
  Cash and cash equivalents.....................................................  $      7,363    $             $      7,363
  Receivables, less allowance for doubtful accounts of $1,706...................         9,771                         9,771
  Inventories...................................................................         8,158                         8,158
  Other.........................................................................         6,326                         6,326
                                                                                  ------------    ------------  ------------
Total Current Assets............................................................        31,618                        31,618
                                                                                  ------------    ------------  ------------
Property, net...................................................................       296,995          (3,219)      293,776
Other Assets:
  Goodwill......................................................................        50,404            (218)       50,186
  Intangible assets, net........................................................        83,879                        83,879
  Deferred financing costs, net.................................................         9,887                         9,887
  Other.........................................................................        26,907             933        27,840
                                                                                  ------------    ------------  ------------
Total Assets....................................................................  $    499,690    $     (2,504) $    497,186
                                                                                  ============    ============  ============

                                   LIABILITIES
Current Liabilities:
  Current maturities of notes and debentures....................................  $     51,714    $             $     51,714
  Current maturities of capital lease obligations...............................         3,462                         3,462
  Accounts payable..............................................................        40,617                        40,617
  Other.........................................................................        96,294                        96,294
                                                                                  ------------    ------------  ------------
Total Current Liabilities.......................................................       192,087                       192,087
                                                                                  ------------    ------------  ------------
Long-Term Liabilities:
  Notes and debentures, less current maturities.................................       509,593                       509,593
  Capital lease obligations, less current maturities............................        28,728                        28,728
  Liability for insurance claims................................................        25,585           1,300        26,885
  Other noncurrent liabilities and deferred credits.............................        56,629           1,993        58,622
                                                                                  ------------    ------------  ------------
Total Long-Term Liabilities.....................................................       620,535           3,293       623,828
                                                                                  ------------    ------------  ------------
Total Liabilities...............................................................       812,622           3,293       815,915
                                                                                  ------------    ------------  ------------

Commitments and contingencies

                              SHAREHOLDERS' DEFICIT
Common Stock:
  $0.01 par value; shares authorized -- 100,000;
    issued and outstanding -- 41,003............................................           410                           410
Paid-in capital.................................................................       417,816                       417,816
Deficit.........................................................................      (713,216)         (5,797)     (719,013)
Accumulated other comprehensive loss............................................       (17,942)                      (17,942)
                                                                                  ------------    ------------  ------------
Total Shareholders' Deficit.....................................................      (312,932)         (5,797)     (318,729)
                                                                                  ------------    ------------  ------------
Total Liabilities and Shareholders' Deficit.....................................  $    499,690    $     (2,504) $    497,186
                                                                                  ============    ============  ============


                      DENNY'S CORPORATION AND SUBSIDIARIES

                CONSOLIDATED STATEMENT OF OPERATIONS AS RESTATED
                       Fiscal Year Ended December 31, 2003
                      (In thousands, except per share data)
                                   (Unaudited)



                                                            As Reported    Adjustments     Restated
                                                            ------------   ------------  ------------

Revenue:
  Company restaurant sales................................  $    851,853   $             $    851,853
  Franchise and license revenue...........................        89,092                       89,092
                                                            ------------   ------------  ------------
     Total operating revenue..............................       940,945                      940,945
                                                            ------------   ------------  ------------
Costs of company restaurant sales:
  Product costs...........................................       219,193                      219,193
  Payroll and benefits....................................       368,641          1,300       369,941
  Occupancy...............................................        49,033                       49,033
  Other operating expenses................................       118,563                      118,563
                                                            ------------   ------------  ------------
     Total costs of company restaurant sales..............       755,430          1,300       756,730
Costs of franchise and license revenue....................        27,125                       27,125
General and administrative expenses.......................        51,268                       51,268
Depreciation and other amortization.......................        60,000            919        60,919
Restructuring charges and exit costs......................           613                          613
Impairment charges........................................         3,986                        3,986
Gains on disposition of assets and other, net.............        (5,844)                      (5,844)
                                                            ------------   ------------  ------------
     Total operating costs and expenses...................       892,578          2,219       894,797
                                                            ------------   ------------  ------------
Operating income..........................................        48,367         (2,219)       46,148
                                                            ------------   ------------- ------------
Other expenses:
  Interest expense, net...................................        78,190                       78,190
  Other nonoperating expense, net.........................           901                          901
                                                            ------------   ------------  ------------
     Total other expenses, net............................        79,091                       79,091
                                                            ------------   ------------  ------------
Loss before income taxes..................................       (30,724)        (2,219)      (32,943)
Provision for income taxes................................           759                          759
                                                            ------------   ------------  ------------
Net loss..................................................  $    (31,483)  $     (2,219) $    (33,702)
                                                            ============   ============  ============



Basic and diluted net loss per share......................  $      (0.77)                $      (0.83)
                                                            ============                 ============

Basic and diluted weighted average and equivalent
shares outstanding........................................        40,687                       40,687
                                                            ============                 ============


                      DENNY'S CORPORATION AND SUBSIDIARIES

                CONSOLIDATED STATEMENT OF OPERATIONS AS RESTATED
                       Fiscal Year Ended December 25, 2002
                      (In thousands, except per share data)
                                   (Unaudited)



                                                             As Reported    Adjustments    Restated
                                                             -----------    -----------   -----------
Revenue:
  Company restaurant sales................................   $   858,569    $             $   858,569
  Franchise and license revenue...........................        90,015                       90,015
                                                             -----------    -----------   -----------
     Total operating revenue..............................       948,584                      948,584
                                                             -----------    -----------   -----------
Costs of company restaurant sales:
  Product costs...........................................       205,036                      205,036
  Payroll and benefits....................................       361,483                      361,483
  Occupancy...............................................        49,198                       49,198
  Other operating expenses................................       122,491                      122,491
                                                             -----------    -----------   -----------
     Total costs of company restaurant sales..............       738,208                      738,208
Costs of franchise and license revenue....................        28,576            332        28,908
General and administrative expenses.......................        50,001                       50,001
Depreciation and other amortization.......................        83,251            735        83,986
Restructuring charges and exit costs......................         3,521                        3,521
Impairment charges........................................         4,556                        4,556
Gains on disposition of assets and other, net.............        (9,127)                      (9,127)
                                                             -----------    -----------   -----------
     Total operating costs and expenses...................       898,986          1,067       900,053
                                                             -----------    -----------   -----------
Operating income..........................................        49,598         (1,067)       48,531
                                                             -----------    -----------   -----------
Other expenses:
  Interest expense, net...................................        76,401                       76,401
  Other nonoperating income, net..........................       (32,915)                     (32,915)
                                                             -----------    -----------   -----------
     Total other expenses, net............................        43,486                       43,486
                                                             -----------    -----------   -----------
Income before income taxes................................         6,112         (1,067)        5,045
Benefit from income taxes.................................        (1,422)                      (1,422)
                                                             -----------    -----------   -----------
Income from continuing operations.........................         7,534         (1,067)        6,467
Discontinued operations:
  Income from operations of discontinued operations,
    net of income tax benefit -- $3,500...................         4,040                        4,040
  Gain on disposal of discontinued operations, net of
    income tax provision -- $160..........................        56,562                       56,562
                                                             -----------    -----------   -----------
Net income................................................   $    68,136    $    (1,067)  $    67,069
                                                             ===========    ===========   ===========

Basic earnings per share:
  Income from continuing operations.......................   $      0.19                  $      0.17
  Discontinued operations, net............................          1.50                         1.50
                                                             -----------                  -----------
  Net income..............................................   $      1.69                  $      1.67
                                                             ===========                  ===========
Diluted earnings per share:
  Income from continuing operations.......................   $      0.19                  $      0.16
  Discontinued operations, net............................          1.49                         1.49
                                                             -----------                  -----------
  Net income..............................................   $      1.68                  $      1.65
                                                             ===========                  ===========
Weighted average and equivalent shares outstanding:
  Basic...................................................        40,270                       40,270
                                                             ===========                  ===========
  Diluted.................................................        40,583                       40,583
                                                             ===========                  ===========


Item 9.01 Financial Statements and Exhibits

          (c) Exhibits

              Exhibit 99.1 -- Press release issued by Denny's Corporation on February 17, 2005.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Denny's Corporation


Date:  February 17, 2005                         /s/ Andrew F. Green
                                                 -------------------
                                                 Andrew F. Green
                                                 Senior Vice President
                                                 and Chief Financial Officer